AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Global Thematic Growth Portfolio

Supplement dated November 5, 2021 to the Prospectuses and Summary Prospectuses dated May 1, 2021 (the “Prospectuses”) of AB Global Thematic Growth Portfolio (the “Portfolio”).

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At a meeting held on November 2-4, 2021, AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changes to the Portfolio’s name and principal investment strategies. These changes will be effective on or about May 1, 2022.

Changes in Principal Strategies

The first three paragraphs under “Principal Strategies” will be deleted in their entirety and replaced with the following (subject to revisions, including in response to comments from the staff of the Securities and Exchange Commission):

The Portfolio pursues opportunistic growth by investing in a global universe of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located throughout the world that satisfy the Portfolio’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, under the “top-down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

Changes in Principal Risks

The following risks are anticipated to be added under “Principal Risks” in connection with the foregoing changes in principal strategies:

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Sector Risk: The Portfolio may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

The following risk will be deleted: Industry/Sector Risk

Name Change

The Portfolio’s name will be changed to “AB Sustainable Global Thematic Portfolio”.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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